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                                                                  EXHIBIT 10.5

                               PROMISSORY NOTE

$500,000                                                          April 24, 1998


                 FOR VALUE RECEIVED, SMITH BROADCASTING OF VERMONT, LLC, a Delaware limited liability company whose principal office is located at 127 El Paseo, Santa Barbara, California 93101 (the "Maker"), promises to pay to the order of STC Broadcasting of Vermont Subsidiary, Inc. a Delaware corporation (the "Holder"), at 200 Crescent Court, Suite 1600, Dallas, Texas 75201, or at such other place as the Holder of this Note may from time to time designate, on July 23, 1998 (the "Maturity Date"), the principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000), without interest. Such payment shall be made in lawful money of the United States of America, without offset.

                 The unpaid principal amount of this Note may be prepaid in whole or in part at any time without premium or penalty upon three (3) business days prior written notice to the Holder. No prepayment shall entitle any person to be subrogated to the rights of the Holder unless and until this Note has been paid in full.

                 The Maker's obligations under this Note are secured by a first priority perfected security interest granted to the Holder in and to the assets of the Maker, all pursuant to the terms of a Security Agreement (the "Security Agreement") of even date herewith between the Maker and the Holder.

                 The occurrence of any one or more of the following shall constitute an event of default ("Event of Default") hereunder:

                 (1) Failure to pay, when due, the principal amount of this Note or any other sum payable hereunder (whether upon maturity hereof, upon any prepayment date upon acceleration, or otherwise) or under the Interim Operating Agreement or the Assumption Agreement;

                 (2) The occurrence of any Event of Default under the Security Agreement;

                 (3) The failure of Maker generally to pay its debts as such debts become due, the admission by Maker in writing of its inability to pay its debts as such debts become due, or the making by Maker of any general assignment for the benefit of creditors;

                 (4) The commencement by Maker of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy,




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                          insolvency, or reorganization, or relief
                          of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property; or

                 (5) The commencement of any case, proceeding, or other action against Maker seeking to have any order for relief entered against Maker as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of Maker or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for Maker or for all or any substantial part of the property of Maker, and (i) Maker shall, by any act or omission, indicate its consent to, approval of, or acquiescence in such case, proceeding, or action, or (ii) such case, proceeding, or action results in the entry of an order for relief which is not fully stayed within seven (7) business days after the entry thereof, or
                          (iii) such case, proceeding, or action remains undismissed for a period of fifteen (15) days or more or is dismissed or suspended only pursuant to Section 305 of the United States Bankruptcy Code or any corresponding provision of any future United States bankruptcy law.

Upon the occurrence of any such Event of Default hereunder, the entire principal amount hereof shall be accelerated, and shall be immediately due and payable, at the option of the Holder, without demand or notice, and in addition thereto, and not in substitution therefor, the Holder shall be entitled to exercise any one or more of the rights and remedies provided for in the Security Agreement and/or by applicable law. Failure to exercise said option or to pursue such other remedies shall not constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default hereunder.

                 The Holder may, upon the occurrence of any such Event of Default hereunder, have resort to the collateral, whether real or personal property, given as security for this Note (including, without limitation, the security provided under the Security Agreement) in any order, and may sell and dispose of such collateral in whole or in part, at any time or from time to time, with no requirement on the part of the Holder of this Note to marshal assets. The Holder shall not be required to preserve any rights in such collateral as against prior parties. In the event that the Holder is required to give notice of any intended disposition of collateral held as security for this Note, five (5) business days' notice given by mail or telegraph to the last known address of the Maker shall be deemed to be reasonable notice.

                 In the event that the principal amount hereof or any other sum due hereunder is not paid when due and payable, the whole of the unpaid principal amount evidenced hereby and all other unpaid sums shall, from the date when such payment was due and payable until the date of payment in full thereof, bear interest at the rate of eighteen percent (18%) per annum, which rate, if applicable, shall commence, without notice, immediately upon the date when said payment was due and payable.




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                 The Maker promises to pay all costs and expenses (including without limitation attorneys' fees and disbursements) incurred in connection with the collection hereof or in the protection or realization of any collateral now or hereafter given as security for the repayment hereof (including, without limitation, the Security Agreement), and to perform each and every covenant or agreement to be performed by the Maker under this Note and the Security Agreement.

                 Any payment on this Note coming due on a Saturday, a Sunday, or a day which is a legal holiday in the place at which a payment is to be made hereunder shall be made on the next succeeding day which is a business day in such place.

                 Each Obligor (which term shall include the Maker and all makers, sureties, guarantors, endorsers, and other persons assuming obligations pursuant to this Note) under this Note hereby waives presentment, protest, demand, notice of dishonor, and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due dates of this Note, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Note, no release or surrender of any collateral given as security for this Note, no release of any Obligor, and no delay in enforcement of this Note or in exercising any right or power hereunder, shall affect the liability of any Obligor. The pleading of any statute of limitations as a defense to any demand against any Obligor is expressly waived.

                 No single or partial exercise by the Holder of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other rights. No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

                 If any part of any provision of this Note shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Note.

                 Whenever used herein, the words "Maker" and "Holder" and "Obligor" shall be deemed to include their respective successors and assigns.

                 THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (BUT NOT INCLUDING THE CHOICE OF LAW RULES THEREOF).

                 THE MAKER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE UNITED STATES OF AMERICA AND THE COURTS OF THE STATE OF NEW YORK, WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED IN ANY SUCH COURTS, AND AGREES THAT ANY CLAIM OR DISPUTE



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CONCERNING THIS NOTE MAY BE HEARD AND DETERMINED IN ANY SUCH COURTS.  THE MAKER
HEREBY IRREVOCABLY AGREES THAT A FINAL JUDGMENT OF ANY OF THE COURTS SPECIFIED ABOVE IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                 THE MAKER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY HAND DELIVERY OR REGISTERED MAIL TO THE MAKER AT ITS ADDRESS SET FORTH ABOVE. NOTHING IN THIS NOTE SHALL AFFECT THE RIGHT OF THE HOLDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE HOLDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE MAKER OR ITS ASSETS IN THE COURTS OF ANY OTHER JURISDICTION.

                 THE MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS NOTE. THE MAKER HEREBY AGREES AND CONSENTS THAT THE HOLDER MAY FILE A COPY OF THIS NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE MAKER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.


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                 IN WITNESS WHEREOF, the undersigned has duly executed this
PROMISSORY NOTE, or has caused this PROMISSORY NOTE to be duly executed on its behalf, as of the day and year first hereinabove set forth.

                                        SMITH BROADCASTING
                                        OF VERMONT, LLC



                                        By: /s/ Robert N. Smith
                                           --------------------------------
                                        Name: Robert N. Smith
                                        Title: Chief Executive Officer